UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2024

CITIZENS FINANCIAL SERVICES INC
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S MAIN ST MANSFIELD, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 31, 2024, First Citizens Community Bank (the “Bank”) and Citizens Financial Services, Inc. (the “Company”), as guarantor, entered into a change in control agreements with David Z. Richards, Jr., the Bank’s Senior Executive Vice President, Director Emerging Markets (the “Richard Agreement”), and Stephen J. Guillaume, the Company’s Senior Vice President and Chief Financial Officer (the “Guillaume Agreement” and, together with the Richards Agreement, the “Change in Control Agreements”).
Pursuant to the terms of each of the Change in Control Agreements, in the event the executive’s employment is (i) during the period between the execution of an agreement to effect a change in control of the Company or the Bank and the date of such change in control, terminated by the Bank (other than for death, disability or “Cause” (as defined in the Change in Control Agreements)) or (ii) during the period between the date of a change in control of the Company or the Bank and the one year anniversary of such change in control, terminated by the Bank (other than for death, disability or Cause) or by the executive for “Good Reason” (as defined in the Change in Control Agreements), the executive will be entitled to receive (x) a lump sum payment equal to one times the executive’s then current annual base salary, (y) continuation of health care insurance benefits for a period of 18 months following termination of employment or until the executive secures substantially similar benefits through other employment, and (z) continuation of the executive’s long term disability insurance coverage for a period of 18 months following termination of employment or until the executive secures substantially similar benefits through other employment.
The foregoing description of the Change in Control Agreements is qualified in its entirety by reference to the text of the Change in Control Agreement, filed herewith as Exhibits 10.1 and 10.2, which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description
10.1	Change in Control Agreement, dated December 31, 2024, by and between First Citizens Community Bank, Citizens Financial Services, Inc. and David Z. Richards, Jr.
10.2	Change in Control Agreement, dated December 31, 2024, by and between First Citizens Community Bank, Citizens Financial Services, Inc. and Stephen J. Guillaume
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: January 3, 2025	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer